UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2024

BELLEVUE LIFE SCIENCES ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41390	84-5052822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10900 NE 4th Street, Suite 2300, Bellevue, WA	98004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (425) 635-7700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, one redeemable warrant and one right	BLACU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	BLAC	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	BLACW	The Nasdaq Stock Market LLC
Right to receive one-tenth (1/10) of one share of common stock	BLACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The information provided in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Whang Promissory Note Amendment

As previously disclosed by Bellevue Life Sciences Acquisition Corp. (the “Company”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 13, 2024, on February 9, 2024 the Company issued an unsecured promissory note (the “Whang Promissory Note”) in the principal amount of $75,000 to Jun Chul Whang, a member of the Company’s Board of Directors (the “Board”).

On September 20, 2024, the company and Mr. Whang entered into an amendment (the “Whang Promissory Note Amendment”) to extend the maturity date of the Whang Promissory Note to the earlier of (i) March 31, 2025 and (ii) the date on which the Company consummates an initial business combination.

No other terms of the Whang Promissory Note were amended. The foregoing description of the Whang Promissory Note Amendment is qualified in its entirety by reference to the full text of the amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Pan Promissory Note Amendment

As previously disclosed by the Company in its Current Report on Form 8-K filed with the SEC on March 13, 2024, on March 8, 2024, the Company issued an unsecured promissory note (the “Pan Promissory Note”) in the principal amount of $60,000 to Josh Pan, an individual Member of Bellevue Capital Management, LLC, which wholly (100%) owns Bellevue Global Life Sciences Investors, LLC, the Company’s Sponsor.

On September 20, 2024, the company and Mr. Pan entered into an amendment (the “Pan Promissory Note Amendment”) to extend the maturity date of the Pan Promissory Note to the earlier of (i) March 31, 2025 and (ii) the date on which the Company consummates an initial business combination.

No other terms of the Pan Promissory Note were amended. The foregoing description of the Pan Promissory Note Amendment is qualified in its entirety by reference to the full text of the amendment, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment to Promissory Note, dated September 20, 2024, issued by Bellevue Life Sciences Acquisition Corp. to Jun Chul Whang

10.2	Amendment to Promissory Note, dated September 20, 2024, issued by Bellevue Life Sciences Acquisition Corp. to Josh Pan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 24, 2024

BELLEVUE LIFE SCIENCES ACQUISITION CORP.

By:	/s/ Kuk Hyoun Hwang
Name:	Kuk Hyoun Hwang
Title:	Chief Executive Officer